UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 8, 2003
                                                        -----------------

                           Mpower Holding Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                        33339884-01                  52-2232143
---------------                  ------------              ------------------
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)


175 Sully's Trail,
Pittsford, NY                                                            14534
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (585) 218-6550
                                                   -----------------------

                                      N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets.

On April 8, 2003, Mpower Holding Corporation, a Delaware corporation ("Mpower"), completed the sale of the assets in its Florida and Georgia markets to Florida Digital Networks, Inc., a Delaware corporation ("FDN"), pursuant to an Asset Purchase Agreement dated as of January 8, 2003. The purchase price for the assets in Florida and Georgia was $13,250,000. In addition, FDN agreed to assume certain liabilities of Mpower with respect to the Florida and Georgia assets.

On March 27, 2003, Mpower completed a transaction with Xspedius Equipment Leasing, LLC ("XE"), a Delaware limited liability company, a subsidiary of Xspedius Communications, LLC ("Xspedius"), a Delaware limited liability company, pursuant to an Asset Contribution Agreement effective as of December 31, 2002. Under the terms of the Asset Contribution Agreement, Mpower contributed the assets in its Texas market to XE in exchange for a fourteen percent (14%) interest in XE. Mpower also entered into a Transition Services Agreement with Xspedius, dated as of January 8, 2003, to provide certain transition services with respect to the Texas assets in exchange for $1,750,000. Mpower also has the right, as of April 15, 2003, to sell 92.85% of its interest in XEC (13% of XEC) to a current member of XE for $500,000. In addition, XE agreed to assume certain liabilities of Mpower with respect to the Texas assets.

On March 18, 2003, Mpower completed the sale of the assets in its Michigan and Ohio markets to LDMI Telecommunications, Inc. ("LDMI"), a Michigan corporation, pursuant to Asset Purchase Agreements dated as of January 8, 2003 and February 6, 2003, respectively. The purchase price for the assets in Michigan was $1,650,000, plus an amount equal to the sum of (i) two times the total adjusted net revenues generated by the customers of the Michigan business for the thirty day period ended February 28, 2003, plus (ii) total adjusted net revenues generated by the customers of the Michigan business for the thirty day period ended April 30, 2003. The purchase price for the Ohio Assets was $1,100,000, plus an amount equal to the sum of (i) two times the total adjusted net revenues generated by the customers of the Ohio business for the thirty day period ended March 10, 2003, plus (ii) total adjusted net revenues generated by the customers of the Ohio business for the thirty day period ended May 9, 2003. In addition, LDMI agreed to assume certain liabilities of Mpower with respect to the Michigan and Ohio assets.

Mpower will be filing the pro forma financial information for the dispositions described above required by Article 11 of Regulation S-X by amendment to this Current Report on or before June 20, 2003.

A copy of the press release issued by Mpower on April 8, 2003 announcing the closing of the transactions is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               2.1 Asset Purchase Agreement, dated as of January 8, 2003, between Mpower and LDMI.

               2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of February 6, 2003, between Mpower and LDMI.

               2.3 Asset Contribution Agreement, effective as of December 31, 2002, between Mpower and XE.

               2.4 Asset Purchase Agreement, dated as of January 8, 2003, between Mpower and FDN and Southern Digital Network ("SDN").

               2.5 Acknowledgement and Amendment No. 1 to Asset Purchase Agreement, dated April 7, 2003, between Mpower, FDN and SDN.

               2.6 Asset Purchase Agreement, dated as of February 6, 2003, between Mpower and LDMI.

               10.1 Transition Services Agreement, entered into as of January
                    8, 2003, between Mpower and Xspedius.

               99.1 Press Release, dated April 8, 2003, by Mpower.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MPOWER HOLDING CORPORATION


Date:   April 22, 2002                     By:  /s/  Russell I. Zuckerman
                                                --------------------------
                                                Name:  Russell I. Zuckerman
                                                Title: Senior Vice President and
                                                       General Counsel

                                  EXHIBIT INDEX

Exhibit
   No.       Description
--------     -----------

2.1 Asset Purchase Agreement, dated as of January 8, 2003, between Mpower and LDMI.

2.2 Amendment No. 1 to Asset Purchase Agreement dated as of February 6, 2003, between Mpower and LDMI.

2.3 Asset Contribution Agreement, effective as of December 31, 2002, between Mpower and XE.

2.4 Asset Purchase Agreement, dated as of January 8, 2003, between Mpower and FDN and Southern Digital Network ("SDN").

2.5 Acknowledgement and Amendment No. 1 to Asset Purchase Agreement, dated April 7, 2003, between Mpower, FDN and SDN.

2.6 Asset Purchase Agreement, dated as of February 6, 2003, between Mpower and LDMI.

10.1 Transition Services Agreement, entered into as of January 8, 2003, between Mpower and Xspedius.

99.1         Press Release, dated April 8, 2003, by Mpower.